TRANSAMERICA SERIES TRUST

Supplement to the Currently Effective Prospectus, Summary Prospectus

and Statement of Additional Information, as supplemented

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Transamerica Foxhall Emerging Markets/Pacific Rim VP

Transamerica Foxhall Global Conservative VP

Transamerica Foxhall Global Growth VP

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Change in Sub-Adviser. AEGON USA Investment Management, LLC (“AUIM”) will become the sub-adviser to Transamerica Foxhall Emerging Markets/Pacific Rim VP, Transamerica Foxhall Global Conservative VP and Transamerica Foxhall Global Growth VP (the “Portfolios”) on an interim basis. This change is expected to occur on or about August 18, 2011. On the effective date of the change, the Portfolios will be renamed as follows:

Current Name	New Name
Transamerica Foxhall Emerging Markets/Pacific Rim VP	Transamerica Emerging Markets/Pacific Rim VP
Transamerica Foxhall Global Growth VP	Transamerica Global Growth VP
Transamerica Foxhall Global Conservative VP	Transamerica Global Conservative VP

AUIM is expected to manage the Portfolios for an interim period of up to 150 days. Transamerica Asset Management, Inc. (“TAM”) will continue to serve as the Portfolios’ investment adviser. Upon the change in sub-adviser to AUIM, TAM’s advisory fee rate will decrease as listed below:

Current Advisory Fee		New Advisory Fee
First $500 million	0.90%	First $50 million	0.55%
$500 million to $1 billion	0.875%	$50 million to $250 million	0.53%
Over $1 billion	0.85%	Over $250 million	0.51%

Reorganizations. The Board of Trustees has approved reorganizations pursuant to which each Portfolio’s assets would be acquired, and its liabilities would be assumed, by the portfolio (the “Destination Portfolio”) listed opposite the Portfolio in the chart below in exchange for shares of the Destination Portfolio. The Portfolio would then be liquidated, and shares of the Destination Portfolio would be distributed to Portfolio shareholders.

Portfolio	Destination Portfolio
Transamerica Emerging Markets/Pacific Rim VP	Transamerica AEGON Active Asset Allocation – Moderate Growth VP
Transamerica Global Growth VP	Transamerica AEGON Active Asset Allocation –Moderate Growth VP
Transamerica Global Conservative VP	Transamerica AEGON Active Asset Allocation – Conservative VP

Under each reorganization, Portfolio shareholders would receive shares of the Destination Portfolio with the same aggregate net asset value as their shares of the Portfolio. It is anticipated that no gain or loss for Federal income tax purposes would be recognized by Portfolio shareholders as a result of the reorganization.

Each reorganization is subject to the satisfaction of certain conditions, including approval by Portfolio shareholders. Proxy materials describing the reorganizations are expected to be mailed later in 2011. If the closing conditions are satisfied, the reorganizations are expected to occur during the fourth quarter of 2011. Prior to the reorganizations, shareholders can continue to purchase, redeem and exchange shares subject to the limitations described in the Prospectus.

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Investors Should Retain this Supplement for Future Reference

August 17, 2011